                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)              20-Jan-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-2)

                             TMS Auto Holdings, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware
     New Jersey             333-14075-02                   91-184-4668
     ----------             ------------                   -----------

     State or other         (Commission                   (IRS Employer
     jurisdiction of        File Number)                   ID Number)
     incorporation)


     2840 Morris Avenue,  Union,  New Jersey                     07083
     -------------------------------------------           --------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                               908-686-2000
                                                       -------------------------


                                       n/a
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5        Other Events
                   -----------------------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Jan-98


     Item 7        Financial Statements and Exhibits
                   ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE MONEY STORE AUTO TRUST
                                          ASSET BACKED SECURITIES, 1997-2



                                          By /s/ James K. Ransom
                                          ----------------------
                                            James K. Ransom
                                             Vice President







Dated:   01/31/98

                       THE MONEY STORE AUTO TRUST 1997-2
                       6.64% Asset  Backed  Certificates
                          Certificateholder Statement

       IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
       TO SERIES 1997 - 2 FOR THE JANUARY 12, 1998 DETERMINATION DATE

         DISTRIBUTION DATE      01/20/98        MONTHLY PERIOD      Dec-97

A.  Information Regarding the Current Monthly Distribution:

    I.  CERTIFICATES
              (a)  The aggregate amount of the distribution to
                   Certificateholders                                                                 24,900.00

              (b)  The amount of the distribution set forth in  A. 1. (a) above in
                   respect of interest on the Certificates                                            24,900.00

              (c)  The amount of the distribution set forth in  A. 1. (a) above in
                   respect of principal on the Certificates                                                0.00

              (d)  The amount of the distribution in A.1. (a) payable
                   pursuant to a claim on the Certificate Policy                                           0.00

              (e)  The remaining outstanding balance available to
                   be drawn under the Certificate Policy                                              24,900.00

              (f)  The amount of the distribution set forth in paragraph
                   A.1. (a) above per $1,000 interest in the Certificates                             5.5333333

              (g)  The amount of the distribution set forth in paragraph
                   A.1. (b) above per $1,000 interest in the Certificates                             5.5333333

              (h)  The amount of the distribution set forth in paragraph
                   A.1. (c) above per $1,000 interest in the Certificates                             0.0000000

              (i)  The amount of the distribution set forth in paragraph
                   A.1. (d) above per $1,000 interest in the Certificates                             0.0000000

B.  Information Regarding the Performance of the Trust:


    I.  POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.
              (a)  The Pool Balance as of the close of business
                   on the last day of the Monthly Period                                         181,682,233.28

              (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                   Paragraph A.1. (c)                                                              4,500,000.00

              (c)  The Certificate Factor after giving affect to the payments
                   set forth in paragraph A.1. (c)                                                    1.0000000

              (d)  The amount of aggregate Realized Losses for the
                   second preceding Month Period                                                   3,391,958.62

              (e)  The aggregate Purchase Amount for all Receivables that
                   were repurchased in the Monthly Period                                                  0.00

2.  SERVICING FEE

                   (a)  The aggregate amount of the Servicing Fee paid to the
                        Servicer with respect to the preceding Monthly Period                           0.00


3.  PAYMENT SHORTFALLS

                   (a)  The amount of the Certificateholders' Interest Carryover
                        Shortfall after giving effect to the payments set forth
                        in Paragraph A. 1. (b) above                                                    0.00

                   (b)  The amount of the Certificateholder's Interest Carryover
                        Shortfall set forth in paragraph B.3. (a) above per
                        $1,000 interest with respect to the Certificate:                           0.0000000

                   (c)  The amount of the Certificateholders' Principal
                        Carryover Shortfall after giving effect to the payments
                        set forth in Paragraph A.1. (b) above                                           0.00

                   (d)  The amount of the Certificateholders' Principal
                        Carryover Shortfall set forth in paragraph B.3. (a)
                        above per $1,000 interest with respect to the
                        Certificate:                                                                    0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                   (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all
                        withdrawals therefrom on such Distribution Date                                 0.00

                   (b)  Aggregate amount on deposit in the Capitalized Interest
                        Account on such Distribution Date after giving effect to
                        all withdrawals therefrom on such Distribution Date                             0.00

                   (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving
                        effect to all withdrawals therefrom on such Distribution
                        Date                                                                            0.00

                   (d)  The amount set forth in paragraph B.4. (a) per $1,000
                        interest in the Certificates:                                              0.0000000

                   (e)  The amount set forth in paragraph B.4. (b) to be
                        distributed to Certificateholders per $1,000 interest in
                        the Certificates:                                                          0.0000000

                   (f)  The amount set forth in paragraph B.4. (c) to be
                        distributed to Certificateholders per $1,000 interest in
                        the Certificates:                                                          0.0000000

5.                 (a)  The aggregate amount of collections by the Servicer
                        during the preceding Monthly Period                                     6,590,785.49

                   (b)  The aggregate amount which was received by the Trust
                        from the Servicer during the preceding Monthly Period                   6,590,785.49

                   (c)  The aggregate amount of reimbursements to the Security
                        Insurer during the preceding Monthly Period                                     0.00

                   (d)  The amount of Receivables that are delinquent for over:

                        30 days                                                                18,523,843.24
                        60 days                                                                 6,667,998.72
                        90 days                                                                 2,555,508.64

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Certificateholder Statement.


                        THE MONEY STORE AUTO FINANCE INC.






                        BY:      /s/ Harry Puglisi
                                 -----------------
                                   HARRY PUGLISI
                                     TREASURER

                        THE MONEY STORE AUTO TRUST 1997-2
                 Class A-1 6.17% Money Store Asset Backed Notes
                       Class A-2 6.495% Asset Backed Notes



         IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF
                 MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                  REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 2 FOR THE JANUARY 12, 1998 DETERMINATION DATE

         DISTRIBUTION DATE     01/20/98      MONTHLY PERIOD      Dec-97

A.      Information Regarding the Current Monthly Distribution :

        I.  NOTES
                 (a) The aggregate amount of the distribution with respect
                     to:

                             Class A-1 Notes                                               7,087,396.28
                             Class A-2 Notes                                                 327,456.25

                 (b) The amount of the distribution set forth in paragraph A.1.(a)
                     above in respect of interest on:

                             Class A-1 Notes                                                 644,812.23
                             Class A-2 Notes                                                 327,456.25

                 (c) The amount of the distribution set forth in paragraph A.1.(a)
                     above in respect of principal of:

                             Class A-1 Notes                                               6,442,584.05
                             Class A-2 Notes                                                       0.00

                 (d) The amount of the distribution in A. 1. (a) payable
                     pursuant to a claim on the Note Policy with respect to:

                             Class A-1 Notes                                                       0.00
                             Class A-2 Notes                                                       0.00

                 (e) The remaining outstanding balance available to be drawn
                     under the Note Policy                                                 7,414,852.53

                 (f) The amount of the distribution set forth in paragraph A.1.(a)
                     above per $1,000 interest in:

                             Class A-1 Notes                                                 44.2962268
                             Class A-2 Notes                                                  5.4125000

                 (g) The amount of the distribution set forth in paragraph A.1.(b)
                     above per $1,000 interest in:

                             Class A-1 Notes                                                  4.0300764
                             Class A-2 Notes                                                  5.4125000

                 (h) The amount of the distribution set forth in paragraph A.1.(c)
                     above per $1,000 interest in:

                             Class A-1 Notes                                                 40.2661503
                             Class A-2 Notes                                                  0.0000000

                 (i) The amount of the distribution set forth in paragraph A.1.(d)
                     above per $1,000 interest in:

                             Class A-1 Notes                                                  0.0000000
                             Class A-2 Notes                                                  0.0000000

                 (j) Prior to the Parity Date, from the Available Funds, to the Note Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:

                             Class A-1 Notes                                                 287,908.49
                             Class A-2 Notes                                                       0.00

                 (k) The amount of the distribution set forth in paragraph A.1.(j)
                     above per $1,000 interest in:

                             Class A-1 Notes                                                  1.7994281
                             Class A-2 Notes                                                  0.0000000

               (j)  Prior to the Parity Date, from the Available Funds, to the Note
                    Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                             Class A-1 Notes                                                            0.00
                             Class A-2 Notes                                                            0.00


               (k)  The amount of the distribution set forth in paragraph A.1. (j)
                    above per $1,000 interest in:
                             Class A-1 Notes                                                       0.0000000
                             Class A-2 Notes                                                       0.0000000


B.  Information Regarding the Performance of the Trust :

    1.   POOL BALANCE AND NOTE PRINCIPAL BALANCE

               (a)  The Pool Balance at the close of business on the last
                    day of the Monthly Period                                                 181,682,233.28

               (b)  The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to
                    principal as set forth in Paragraph A.1 (c) and (j)
                    above with respect to:
                             Class A-1 Notes                                                  118,966,601.23
                             Class A-2 Notes                                                   60,500,000.00


               (c)  The Note Pool Factor for each Class of Notes after
                    giving effect to the payments set forth in paragraph
                    A.1 (c) with respect to:
                             Class A-1 Notes                                                       0.7435413
                             Class A-2 Notes                                                       1.0000000


               (d)  The amount of aggregate Realized Losses for the
                    second preceding Monthly Period                                             3,391,958.62

               (e)  The aggregate Purchase Amount for all Receivables
                    that were repurchased in the Monthly Period                                         0.00

    2.   SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period                               0.00

    3.   PAYMENT SHORTFALLS

               (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1. (b) above with respect to:
                             Class A-1 Notes                                                            0.00
                             Class A-2 Notes                                                            0.00


               (b)  The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                             Class A-1 Notes                                                       0.0000000
                             Class A-2 Notes                                                       0.0000000


               (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1. (b) above with respect to:
                             Class A-1 Notes                                                            0.00
                             Class A-2 Notes                                                            0.00


               (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                             Class A-1 Notes                                                       0.0000000
                             Class A-2 Notes                                                       0.0000000

4.    Transfer of Subsequent Receivables

             (a)  Aggregate amount on deposit in the Pre-Funding Account on such Distribution Date after giving effect to all
                  withdrawals therefrom on such Distribution Date                                      0.00

             (b)  Aggregate amount on deposit in the Capitalized Interest
                  Account on such Distribution Date after giving effect to
                  all withdrawals therefrom on such Distribution Date                                  0.00

             (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving
                  effect to all withdrawals therefrom on such Distribution
                  Date                                                                                 0.00

             (d)  the amount set forth in paragraph B.4 (a) per $1,000
                  interest in:
                                 Class A-1 Notes                                                  0.0000000
                                 Class A-2 Notes                                                  0.0000000


             (e)  the amount set forth in paragraph B.4 (b) to be
                  distributed to Noteholders per $1,000 interest in:
                                 Class A-1 Notes                                                  0.0000000
                                 Class A-2 Notes                                                  0.0000000


             (f)  the amount set forth in paragraph B.4 (c) to be
                  distributed to Noteholders per $1,000 interest in:
                                 Class A-1 Notes                                                  0.0000000
                                 Class A-2 Notes                                                  0.0000000


             (g)  The Amount withdrawn from the Pre-Fund Account and
                  transferred to the Collection Account (included in
                  paragraph A.1 (c)):
                                 Class A-1 Notes                                                       0.00

             (h)  the amount set forth in paragraph B.4 (g) to be
                  distributed to Noteholders per $1,000 interest in:
                                 Class A-1 Notes                                                  0.0000000


5.           (a)  The aggregate amount of collections by the Servicer
                  during the preceding Monthly Period                                          6,590,785.49

             (b)  The aggregate amount which was received by the Trust
                  from the Servicer during the preceding Monthly Period                        6,590,785.49

             (c)  The aggregate amount of reimbursements to the Security
                  Insurer during the preceding Monthly Period                                          0.00

             (d)  The amount of Receivables that are delinquent for over:
                        30 days                                                               18,523,843.24
                        60 days                                                                6,667,998.72
                        90 days                                                                2,555,508.64

6.           Other Information
             Weighted Average Coupon (WAC)                                                          19.395%

             Weighted Average Remaining Terms (WARM)                                               46.71564

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Noteholder Statement.


                       THE MONEY STORE AUTO FINANCE INC.






                       BY:    /s/ Harry Puglisi
                            ----------------------
                            HARRY PUGLISI
                             TREASURER